                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): 6 November 2001


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Bermuda                         000-29207              N/A
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)    I.R.S. Employer
        Incorporation)                                    Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
                        ---------------------------------
          (former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On 6 November 2001, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing its financial results for the third quarter ended 30 September 2001.

         This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

         Any Internet addresses provided in these releases are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits


Exhibit No.    Description
-----------    -----------

99.1           Press Release dated 6 November 2001 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FLAG TELECOM HOLDINGS LIMITED


                                         By:  /s/  Kees van Ophem
                                              ---------------------------------
                                              Kees van Ophem
                                              General Counsel and Secretary



Dated: 8 November 2001


                                       3